                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): October 11, 1995
      (September 26, 1995)                            -------------------


                               Sealy Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                       1-8738                   36-3284147
----------------------------       -----------              ------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)              File Number)             Identification No.)


520 Pike Street                   Seattle, Washington                    98101
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 625-1233
                                                         -----------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)

                               Page 1 of 3 Pages

Item 8.  Change in Fiscal Year.
-------  ----------------------
        On September 26, 1995, subject to the receipt of any required consents or approvals, the Board of Directors of the Company determined to change its fiscal year from one ending on November 30 in each year to a 52-53 week fiscal year. The first such fiscal year shall commence on Friday, December 1, 1995 and shall end on the 53rd Sunday thereafter or Sunday, December 1, 1996. Subsequent fiscal years shall end on the Sunday nearest the last day of November. As the transition period associated with this change commences at the end of the registrant's current fiscal year and the change is to a 52-53 week fiscal year, Rule 13a-10 and S.E.C. Release 34-26589 (dated March 2, 1989) under the Exchange Act of 1934 provide that no transition report is required to be filed.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SEALY CORPORATION



Date: October 11, 1995                    By: \s\ Jesse E.Hogan
     -----------------                       -------------------------------
                                              Jesse E. Hogan,
                                              Senior Vice President and
                                              Chief Financial Officer